                                                                      EXHIBIT 99



DaimlerChrysler Auto Trust 2001-C Monthly Servicer's Certificate (HK)Page 1 of 2
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      Payment Determination Statement Number                                                       2
      Distribution Date                                                                    06-Nov-01

DATES COVERED                                                                     FROM AND INCLUDING    TO AND INCLUDING
-------------                                                                     ------------------    ----------------
      Collections Period                                                              01-Oct-01             31-Oct-01
      Accrual Period                                                                  09-Oct-01             05-Nov-01
      30/360 Days                                                                            30
      Actual/360 Days                                                                        28


                                                                                       NUMBER OF
COLLATERAL POOL BALANCE DATA                                                           ACCOUNTS            $ AMOUNT
                                                                                       --------            --------
Pool Balance - Beginning of Period                                                     102,303        1,903,691,295.38
Collections of Installment Principal                                                                     37,521,506.93
Collections Attributable to Full Payoffs                                                                  15,811,493.75
Principal Amount of Repurchases                                                                                    0.00
Principal Amount of Gross Losses                                                                             175,939.02
                                                                                                       ----------------

Pool Balance - End of Period                                                           101,191         1,850,182,355.68
                                                                                                       ================


POOL STATISTICS                                                                                           END OF PERIOD
                                                                                                    -------------------
Initial Pool Balance (Pool Balance at the Purchase Date)                                               1,950,128,520.05
Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   94.87%

Ending O/C Amount                                                                                        102,822,571.55
Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                          105.88%

Cumulative Net Losses                                                                                        71,681.89
Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.02240%
Cumulative Recovery Ratio                                                                                        62.33%
60+ Days Delinquency Amount                                                                               1,838,763.89
Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.03620%

Weighted Average APR                                                                                             6.809%
Weighted Average Remaining Term (months)                                                                         53.71
Weighted Average Seasoning (months)                                                                               5.38

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                                       12
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

CHRYSLER FINANCIAL                                                                                    DISTRIBUTION DATE:  06-NOV-01
DaimlerChrysler Auto Trust 2001-C Monthly Servicer's Certificate (HK)                                                   PAGE 2 OF 2
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 CASH SOURCES
     Collections of Installment Principal         37,521,506.93
     Collections Attributable to Full Payoffs     15,811,493.75
     Principal Amount of Repurchases                       0.00     O/C RELEASE            (Prospectus pg S16)
                                                                    -----------
     Recoveries on Loss Accounts                     116,486.71     Pool Balance                                  1,850,182,355.68
     Collections of Interest                      11,571,872.58     Yield Supplement
                                                                    O/C Amount                                     (26,452,659.89)
                                                                                                                ------------------
     Investment Earnings                             109,564.73     Adjusted Pool Balance                         1,823,729,695.79
     Reserve Account                              4,641,182.50
                                                 --------------
     TOTAL SOURCES                                69,772,107.20     Total Securities                              1,747,359,784.13
                                                 ==============                                                 ------------------

                                                                    Adjusted O/C Amount                              76,369,911.66
 CASH USES
     Servicer Fee                                  1,586,409.41     O/C Release Threshold                            72,949,187.83
     Note Interest                                 5,797,399.34
     Reserve Fund                                  4,641,182.50     O/C Release Period?    (A1 Notes Matured)            No
     O/C Release to Seller                                 0.00
     Note Principal                               57,747,115.95     O/C Release                                               0.00
                                                 --------------
     TOTAL CASH USES                              69,772,107.20
                                                 ==============


 ADMINISTRATIVE PAYMENT
 Total Principal and Interest Sources             69,772,107.20
 Investment Earnings in Trust Account               (109,564.73)
 Daily Collections Remitted                      (63,000,024.44)
 Cash Reserve in Trust Account                    (4,641,182.50)
 Servicer Fee (withheld)                          (1,586,409.41)
 O/C Release to Seller                                     0.00
                                                 --------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT             434,926.12
                                                 ==============



                                             Beginning              Ending        Principal    Principal per        Interest
                                              Balance              Balance         Payment       $1000 Face         Payment
                                       ------------------   ---------------------------------------------------------------------
NOTES & CERTIFICATES
Class A-1  296,123,000.00  @   3.50%      244,756,900.08       187,009,784.13   57,747,115.95      195.0105731     666,282.67
Class A-2  695,000,000.00  @   3.71%      695,000,000.00       695,000,000.00            0.00        0.0000000   2,148,708.33
Class A-3  353,000,000.00  @   4.21%      353,000,000.00       353,000,000.00            0.00        0.0000000   1,238,441.67
Class A-4  452,000,000.00  @   4.63%      452,000,000.00       452,000,000.00            0.00        0.0000000   1,743,966.67
Certificates                               60,350,000.00        60,350,000.00            0.00        0.0000000           0.00
                                       ------------------   ----------------------------------                  --------------
    Total Securities                    1,805,106,900.08     1,747,359,784.13   57,747,115.95                    5,797,399.34
                                       ==================   ==================================                  ==============

                                           Interest per
                                            $1000 Face
                                         ----------------
NOTES & CERTIFICATES
Class A-1  296,123,000.00  @   3.50%           2.2500200
Class A-2  695,000,000.00  @   3.71%           3.0916667
Class A-3  353,000,000.00  @   4.21%           3.5083333
Class A-4  452,000,000.00  @   4.63%           3.8583333
Certificates

    Total Securities
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* Class A-1 Interest is comp28ed on an Actual/360 Basis.  Days in current period
  28